ITEM 77Q(1)(a) ?
COPIES OF
ALL
MATERIAL
AMENDMEN
TS TO THE
REGISTRAN
T?S
CHARTER
OR BY-
LAWS



MONEY MARKET
OBLIGATIONS
TRUST
Amendment No. 44
to the
Amended & Restated
DECLARATION OF
TRUST

Dated October 6, 1989


THIS Declaration of
Trust is
amended as
follows:

	Strike the first
paragraph of Section 5
of Article III from the
Declaration of Trust
and substitute in its
place the following:

       Section 5.
Establishment and
Designation of Series or
Class. Without limiting
the authority of the
Trustees set forth in
Article XII, Section 8,
inter alia, to establish
and designate any
additional series or
class or to modify the
rights and preferences
of any existing Series
or Class, the initial
series and classes shall
be, and are established
and designated as:

Federated Automated
Cash Management
Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash
Reserves
Service Shares
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital
Reserves Fund
Federated
Connecticut
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated
Government
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated
Government
Obligations Tax
Managed Fund
Institutional Shares
Service Shares
Federated
Government Reserves
Fund
Federated Liberty
U.S. Government
Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
?
Federated
Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master
Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money
Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal
Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North
Carolina Municipal
Cash Trust
Federated Ohio
Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated
Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime
Value Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free
Trust
?
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for
U.S. Treasury
Obligations
Federated U.S.
Treasury Cash
Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money
Market Fund
Investment Shares
Service Shares



	The
undersigned, President,
hereby certifies that the
above-stated
Amendment is a true
and correct Amendment
to the Declaration of
Trust, as adopted by the
Board of Trustees at a
meeting on the 13th day
of August, 2014  to
become effective on
October 10, 2014.

	WITNESS the
due execution
hereof this 4th
day of
November,
2014.






J
..

C
h
r
i
s
t
o
p
h
e
r

D
o
n
a
h
u
e
P
r
e
s
i
d
e
n
t
?
MONEY MARKET
OBLIGATIONS
TRUST
Amendment No. 44
to the
Amended & Restated
DECLARATION OF
TRUST

Dated October 3, 1988


THIS Declaration of
Trust is
amended as
follows:

	Strike the first
paragraph of Section 5
of Article III from the
Declaration of Trust
and substitute in its
place the following:

       Section 5.
Establishment and
Designation of Series or
Class. Without limiting
the authority of the
Trustees set forth in
Article XII, Section 8,
inter alia, to establish
and designate any
additional series or
class or to modify the
rights and preferences
of any existing Series
or Class, the initial
series and classes shall
be, and are established
and designated as:

Federated Automated
Cash Management
Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash
Reserves
Service Shares
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital
Reserves Fund
Federated
Connecticut
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated
Government
Obligations Fund
Capital Shares
Institutional Shares
Premier Shares
Service Shares
Trust Shares
Federated
Government
Obligations Tax
Managed Fund
Institutional Shares
Service Shares
Federated
Government Reserves
Fund
Federated Liberty
U.S. Government
Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
?
Federated
Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master
Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money
Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal
Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North
Carolina Municipal
Cash Trust
Federated Ohio
Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated
Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime
Value Obligations
Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free
Trust
?
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for
U.S. Treasury
Obligations
Federated U.S.
Treasury Cash
Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money
Market Fund
Investment Shares
Service Shares



	The
undersigned, President,
hereby certifies that the
above-stated
Amendment is a true
and correct Amendment
to the Declaration of
Trust, as adopted by the
Board of Trustees at a
meeting on the 13th day
of November, 2014  to
become effective on
January 6, 2015.

	WITNESS the
due execution
hereof this 6th
day of
January, 2015.




/
s
/

J
..

C
h
r
i
s
t
o
p
h
e
r

D
o
n
a
h
u
e

J
..

C
h
r
i
s
t
o
p
h
e
r

D
o
n
a
h
u
e
P
r
e
s
i
d
e
n
t